UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (date of earliest event reported): MAY 17, 2006


                         THERMADYNE HOLDINGS CORPORATION
             (Exact name of registrant as specified in its charter)


           DELAWARE                       000-22378              74-2482571
(State or other jurisdiction of          (Commission          (I.R.S. Employer
 incorporation or organization)          File Number)        Identification No.)


  16052 SWINGLEY RIDGE ROAD,
          SUITE 300
    CHESTERFIELD, MISSOURI                                      63017
(Address of principal executive                               (Zip Code)
           offices)


                                 (636) 728-3000
              (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|  Written communications pursuant to Rule 425 under the Securities Act.

|_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         As previously disclosed, Thermadyne Holdings Corporation (the "Company") has been soliciting consents for certain amendments to the indenture (the "Indenture") governing its 9 1/4% Senior Subordinated Notes due 2014 (the "Notes"). (For additional information, please refer to the Company's Current Report on Form 8-K filed on May 10, 2006.)

         The Company has received the requisite consents and, effective as of May 16, 2006, entered into a supplemental indenture implementing the amendments and related waiver. The supplemental indenture, among other things, allows the Company until June 15, 2006 to regain compliance with the requirement to make timely SEC filings. In addition, the supplemental indenture further amends the Indenture to require the Company, subject to certain conditions, to annually use its Excess Cash Flow (as defined in the supplemental indenture) either to make permanent repayments of its senior debt or to extend a repurchase offer to the holders of the Notes pursuant to which the Company will offer to repurchase outstanding Notes with the Company's Excess Cash Flow at a purchase price of 101% of their principal amount.

         A copy of the supplemental indenture is attached as an exhibit to this report. The description of the supplemental indenture contained herein is qualified in its entirety by reference to the complete text.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (d) Exhibits.

                  EXHIBIT
                  NUMBER                           DESCRIPTION
                  -------       ------------------------------------------------
                    4.1         Supplemental Indenture relating to 9 1/4%
                                Senior Subordinated Notes due 2014




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
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: May 23, 2006


                                    THERMADYNE HOLDINGS CORPORATION

                                    By: /s/ Patricia S. Williams
                                        ---------------------------------------
                                        Name: Patricia S. Williams
                                        Title: Vice President, General Counsel
                                               and Corporate Secretary























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